THE PBHG FUNDS, INC.

                             ARTICLES SUPPLEMENTARY


     The PBHG Funds, Inc., a Maryland corporation (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: The Board of Directors of the Corporation (the "Board of Directors"), by resolution duly adopted at a meeting duly called and held on November 5, 1998, (a) increased the aggregate number of shares of stock that the Corporation has authority to issue from Nine Billion Two Hundred Million (9,200,000,000) shares to Eleven Billion Six Hundred Million (11,600,000,000) shares, (b) classified and designated such newly authorized shares (collectively, the "Shares") as (i) 400,000,000 shares of the PBHG Core Value Fund, (ii) 400,000,000 shares of the PBHG New Opportunities Fund, (iii) 400,000,000 shares of the PBHG Defensive Equity Fund, (iv) 400,000,000 shares of the PBHG Enhanced Equity Fund, (v) 400,000,000 shares of the PBHG Master Fixed Income Fund, and (vi) 400,000,000 shares of the PBHG Short-Term Government Fund, and (c) further classified and designated the Shares, in equal numbers, within each such series as PBHG Class Shares and Advisor Class Shares, with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of shares of stock as set forth in Article V of the charter of the Corporation (the "Charter")and in any other provisions of the Charter relating to stock of the Corporation generally.

     SECOND: Immediately prior to the filing of these Articles Supplementary, the total number of shares of stock of all classes that the Corporation had authority to issue was 9,200,000,000 shares, $0.001 par value per share, having an aggregate par value of $9,200,000. The number of shares of stock of each class and the designation of each such class were as follows:

Designation                                                    Number of Shares
-----------                                                    ----------------

PBHG Growth Fund PBHG Class Shares                                400,000,000
PBHG Emerging Growth Fund PBHG Class Shares                       400,000,000

PBHG International Fund PBHG Class Shares                         200,000,000
PBHG Cash Reserves Fund PBHG Class Shares                       1,800,000,000
PBHG Select Equity Fund PBHG Class Shares                         200,000,000
PBHG Large Cap Growth Fund PBHG Class Shares                      200,000,000
PBHG Technology & Communications Fund PBHG Class Shares           200,000,000
PBHG Core Growth Fund PBHG Class Shares                           200,000,000
PBHG Limited Fund PBHG Class Shares                               200,000,000
PBHG Large Cap 20 Fund PBHG Class Shares                          200,000,000
PBHG Large Cap Value Fund PBHG Class Shares                       200,000,000
PBHG Mid-Cap Value Fund PBHG Class Shares                         200,000,000
PBHG Strategic Small Company Fund PBHG Class Shares               200,000,000
PBHG Small Cap Value Fund PBHG Class Shares                       200,000,000
PBHG Growth Fund Advisor Class Shares                             200,000,000
PBHG Emerging Growth Fund Advisor Class Shares                    200,000,000
PBHG International Fund Advisor Class Shares                      200,000,000
PBHG Cash Reserves Fund Advisor Class Shares                    1,800,000,000
PBHG Select Equity Fund Advisor Class Shares                      200,000,000
PBHG Large Cap Growth Fund Advisor Class Shares                   200,000,000
PBHG Technology & Communications Fund Advisor Class Shares        200,000,000
PBHG Core Growth Fund Advisor Class Shares                        200,000,000
PBHG Limited Fund Advisor Class Shares                            200,000,000
PBHG Large Cap 20 Fund Advisor Class Shares                       200,000,000
PBHG Large Cap Value Fund Advisor Class Shares                    200,000,000
PBHG Mid-Cap Value Fund Advisor Class Shares                      200,000,000
PBHG Strategic Small Company Fund Advisor Class Shares            200,000,000
PBHG Small Cap Value Fund Advisor Class Shares                    200,000,000

     THIRD: As of the filing of these Articles Supplementary, the total number of shares of stock of all classes that the Corporation has authority to issue is 11,600,000,000 shares, $0.001 par value per share, having an aggregate par value of $11,600,000. The number of shares of stock of each class and the designation of each such class are as follows:


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


Designation                                                    Number of Shares
-----------                                                    ----------------

PBHG Growth Fund PBHG Class Shares                                400,000,000
PBHG Emerging Growth Fund PBHG Class Shares                       400,000,000
PBHG International Fund PBHG Class Shares                         200,000,000
PBHG Cash Reserves Fund PBHG Class Shares                       1,800,000,000
PBHG Select Equity Fund PBHG Class Shares                         200,000,000
PBHG Large Cap Growth Fund PBHG Class Shares                      200,000,000
PBHG Technology & Communications Fund PBHG Class Shares           200,000,000
PBHG Core Growth Fund PBHG Class Shares                           200,000,000
PBHG Limited Fund PBHG Class Shares                               200,000,000
PBHG Large Cap 20 Fund PBHG Class Shares                          200,000,000
PBHG Large Cap Value Fund PBHG Class Shares                       200,000,000
PBHG Mid-Cap Value Fund PBHG Class Shares                         200,000,000
PBHG Strategic Small Company Fund PBHG Class Shares               200,000,000
PBHG Small Cap Value Fund PBHG Class Shares                       200,000,000
PBHG Core Value Fund PBHG Class Shares                            200,000,000
PBHG New Opportunities Fund PBHG Class Shares                     200,000,000
PBHG Defensive Equity Fund PBHG Class Shares                      200,000,000
PBHG Enhanced Equity Fund PBHG Class Shares                       200,000,000
PBHG Master Fixed Income Fund PBHG Class Shares                   200,000,000
PBHG Short-Term Government Fund PBHG Class Shares                 200,000,000
PBHG Growth Fund Advisor Class Shares                             200,000,000
PBHG Emerging Growth Fund Advisor Class Shares                    200,000,000
PBHG International Fund Advisor Class Shares                      200,000,000
PBHG Cash Reserves Fund Advisor Class Shares                    1,800,000,000
PBHG Select Equity Fund Advisor Class Shares                      200,000,000
PBHG Large Cap Growth Fund Advisor Class Shares                   200,000,000
PBHG Technology & Communications Fund Advisor Class Shares        200,000,000
PBHG Core Growth Fund Advisor Class Shares                        200,000,000
PBHG Limited Fund Advisor Class Shares                            200,000,000
PBHG Large Cap 20 Fund Advisor Class Shares                       200,000,000
PBHG Large Cap Value Fund Advisor Class Shares                    200,000,000


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


PBHG Mid-Cap Value Fund Advisor Class Shares                      200,000,000
PBHG Strategic Small Company Fund Advisor Class Shares            200,000,000
PBHG Small Cap Value Fund Advisor Class Shares                    200,000,000
PBHG Core Value Fund Advisor Class Shares                         200,000,000
PBHG New Opportunities Fund Advisor Class Shares                  200,000,000
PBHG Defensive Equity Fund Advisor Class Shares                   200,000,000
PBHG Enhanced Equity Fund Advisor Class Shares                    200,000,000
PBHG Master Fixed Income Fund Advisor Class Shares                200,000,000
PBHG Short-Term Government Fund Advisor Class Shares              200,000,000


     FOURTH: The Corporation is registered as an open-end company under the Investment Company Act of 1940.

     FIFTH: The total number of shares of capital stock that the Corporation had authority to issue immediately prior to the filing of these Articles Supplementary was increased by the Board of Directors in accordance with Section 2-105(c) of the Maryland General Corporation Law.

     SIXTH: The Shares were classified by the Board of Directors under authority granted to it in Section 5.4 of the Charter.

     SEVENTH: The undersigned President of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

     IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be executed under seal in its name and on its behalf by its President and attested to by its Secretary on November 6, 1998.


ATTEST:                                    THE PBHG FUNDS, INC.


/s/ John M. Zerr                           By: /s/ Gary L. Pilgrim        (SEAL)
-----------------------                        --------------------------
John M. Zerr, Secretary                        Gary L. Pilgrim, President


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